UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 17, 2004
 Date of Report (Date of earliest event reported):

COMMERCE ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-32979	94-3392885
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Market Street, Steuart Tower
Suite 526
San Francisco, CA 94105
(Address of principal executive offices including zip code)

(415) 644-8700
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On November 17, 2004, we issued a press release to give an update on the progress towards selling our intellectual property assets in bankruptcy. A copy of the press release is filed with this current report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(c.) Exhibits

The following exhibit is filed as a part of this report:
Exhibit No.	Description
99.1	Press Release issued by Commerce One, Inc. on November 17, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE ONE, INC.

/s/ Peter Seidenberg
Peter Seidenberg
Senior Vice President and Chief Financial Officer

Date: November 17, 2004

INDEX OF EXHIBITS

Exhibit No.	Description
99.1	Press Release issued by Commerce One, Inc. on November 17, 2004 PDF